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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 17, 1998


                              Greater Bay Bancorp
             (Exact name of registrant as specified in its charter)



       California                                          77-0387041
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                          identification number)



                        Commission file number:  0-25034


                            2860 West Bayshore Road
                          Palo Alto, California 94303
             (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (650) 813-8200

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Item 5.  Other Events.

  Reference is hereby made to the Registrant's press releases attached hereto as Exhibits 99.1, 99.2, 99.3 and 99.4 which meet the requirements for filing under
Item 5 and are incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

Exhibits
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99.1   Press Release dated December 17, 1998.

99.2   Press Release dated January 12, 1999.

99.3   Press Release dated January 26, 1999.

99.4   Press Release dated January 27, 1999.



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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Greater Bay Bancorp
                                         (Registrant)



Dated: February 4, 1999                  By:   /s/ Linda M. Iannone
                                               --------------------
                                               Linda M. Iannone
                                               Senior Vice President and General
                                               Counsel


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                                 Exhibit Index
                                 -------------

99.1       Press Release dated December 17, 1998

99.2       Press Release dated January 12, 1999

99.3       Press Release dated January 26, 1999

99.4       Press Release dated January 27, 1999